UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2005

MB FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-24566-01	36-4460265
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

800 West Madison Street, Chicago, Illinois 60607

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (888) 422-6562

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On December 29, 2005, MB Financial, Inc. (the “Company”) announced in the press release attached as Exhibit 99 that Thomas D. Panos was named President of the Company’s lead subsidiary bank, MB Financial Bank, N.A. (the “Bank”), and that Burton J. Field, the Bank’s current President, became President of Lease Banking for the Bank.  In addition to serving as President of the Bank, Mr. Panos will remain Chief Commercial Banking Officer of the Bank.  As previously disclosed in the proxy statement for the Company’s 2005 annual meeting of stockholders, Mr. Field retired as a director of the Company effective December 31, 2005 pursuant to the Company’s mandatory director retirement policy.  Mr. Field will continue to serve as a director of the Bank.

Item 9.01.  Financial Statements and Exhibits

(c)                                  Exhibits

99                                    Press Release dated December 29, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MB FINANCIAL, INC.

Date:	January 4, 2006	By:	/s/ Jill E. York
Jill E. York
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99	Press Release